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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): August 4, 2004
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

     On August 4, 2004, Kenneth I. Chenault, Chairman and Chief Executive Officer of the Company, and Edward P. Gilligan, Group President, Global Corporate Services and International Payments, delivered a presentation to the financial community. Information contained in such presentation, as well as certain other information, is furnished herein in Exhibit 99.1. The presentation, together with certain additional materials, is also available at http://ir.americanexpress.com.


Exhibit

99.1 Information from presentation delivered August 4, 2004 by Kenneth I. Chenault and Edward P. Gilligan.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   August 4, 2004

                                 EXHIBIT INDEX

Item No.                          Description
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99.1 Information from presentation delivered August 4, 2004 by Kenneth I. Chenault and Edward P. Gilligan.